Exhibit 10.7(f)


                        ACKNOWLEDGMENT AND SUPPLEMENT TO
                            BORROWER PLEDGE AGREEMENT
                             (KEEBLER HOLDING CORP.)


     This ACKNOWLEDGMENT AND SUPPLEMENT TO BORROWER PLEDGE AGREEMENT (this "Acknowledgment and Supplement"), dated as of June 4, 1996, supplements the Borrower Pledge Agreement, dated as of January 26, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Keebler Holding Corp., a Delaware corporation (the "Pledgor") as the surviving corporation of the Merger, in favor of The Bank of Nova Scotia, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for the Lenders party to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "Credit Agreement"), among the Pledgor, the Administrative Agent, the Lenders and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement.

                              W I T N E S S E T H :

     WHEREAS, the Pledgor has entered into the Pledge Agreement to secure the Obligations (such capitalized term, and other terms used in this Acknowledgment and Supplement, unless otherwise defined herein, to have the meanings set forth in the Pledge Agreement);

     WHEREAS, pursuant to the Pledge Agreement, the Pledgor pledged to the Administrative Agent for the benefit of the Lender Parties the Pledged Shares; and

     WHEREAS, pursuant to the Credit Agreement the Pledgor is required to supplement the Pledge Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor and the Administrative Agent agree as follows:

                                     PART I

                            SUPPLEMENTAL PLEDGE, ETC.

     SUBPART 1.1. Supplemental Pledge. As collateral security for the payment in full or performance of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lender Parties, a continuing security interest in

            (i) all of the outstanding shares of capital stock owned by the Pledgor in Sunshine, as further set forth in Schedule I hereto (the "Additional Pledged Stock"); and

            (ii) any additional shares or securities at any time or from time to time receivable or otherwise distributable in respect of, in exchange for or in substitution of, any and all of the Additional Pledged Stock together with any and all proceeds of the Additional Pledged Stock or of any of the foregoing (all such shares, capital stock, securities, and proceeds thereof being hereinafter collectively called the "Additional Pledged Collateral").

Upon delivery to the Administrative Agent, the Additional Pledged Collateral shall be accompanied by undated stock powers duly executed in blank and by such other instruments or documents as the Administrative Agent may reasonably request; provided, however, that if any Additional Pledged Stock consists of uncertificated securities, the Administrative Agent shall have received confirmation and evidence, satisfactory to it that appropriate entries shall have been made in the relevant books or records of a financial intermediary of the Pledged Share Issuer thereof, as the case may be, under applicable law, to effect the transfer of such Additional Pledged Stock to the Administrative Agent for purposes of the Pledge Agreement and this Acknowledgment and Supplement.

     SUBPART 1.2. Acknowledgment. The Pledgor hereby acknowledges and agrees that (i) the Additional Pledged Collateral consists of, and shall for all purposes be, "Pledged Shares", "Pledged Property" and "Collateral" under the Pledge Agreement, and (ii) Sunshine shall for all purposes be a "Pledged Share Issuer" under the Pledge Agreement.


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

                                     PART II

                              REPRESENTATIONS, ETC.

     SUBPART 2.1. Additional Pledged Collateral. The pledge and grant contained in Part I above and the other agreements of the Pledgor provided for herein have been made as a supplement to the existing Pledge Agreement, and in furtherance thereof, the Pledgor hereby agrees that all references contained in the Pledge Agreement to the terms "Pledged Property", "Pledged Shares" and "Collateral" hereafter shall be deemed expressly to include the Additional Pledged Collateral, and all rights, remedies, benefits and privileges extended to the Administrative Agent under the Pledge Agreement with respect to the Pledged Property, the Pledged Shares and the Collateral are hereby extended to the Administrative Agent with respect to the Additional Pledged Collateral; provided, that all rights reserved by the Pledgor in the Pledge Agreement with respect to the Pledged Property, Pledged Shares and Collateral shall be deemed to be equally reserved with respect to the Additional Pledged Collateral.

     SUBPART 2.2. Representations and Warranties. The Pledgor hereby confirms, reaffirms and restates each of the representations and warranties set forth in
Article III of the Pledge Agreement, provided that such representations and warranties shall be and hereby are amended as follows: (i) each reference to "Collateral", "Pledged Shares" and "Pledged Property" contained therein shall be deemed a reference to the original Collateral, Pledged Shares and Pledged Property, as well as to the Additional Pledged Collateral, and (ii) each reference to "Pledged Share Issuers" contained therein shall be deemed a reference to the original Pledged Share Issuers, as well as to Sunshine.

                                    PART III

                                  MISCELLANEOUS

     SUBPART 3.1. Governing Law. THIS ACKNOWLEDGMENT AND SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SUBPART 3.2. Obligations Absolute. Except as expressly supplemented by this Acknowledgment and Supplement, the Pledge Agreement shall remain in full force and effect in accordance with its terms. This Acknowledgment and Supplement may be signed


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

in counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     SUBPART 3.3. Loan Document. This Acknowledgment and Supplement constitutes a Loan Document executed and delivered pursuant to the Credit Agreement.


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

     IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Supplement to be duly executed and delivered by its officer thereunto duly authorized on the date first written above.

                                             KEEBLER HOLDING CORP.


                                             By
                                               ---------------------
                                               Title:


ACKNOWLEDGED:

                                             THE BANK OF NOVA SCOTIA,
                                               as Administrative Agent

                                             By
                                               ---------------------
                                               Title:


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

                                                                      SCHEDULE I

Pledged Shares

                                  COMMON STOCK


       Pledged           Authorized     Outstanding     % of Outstanding
    Share Issuer           Shares          Shares        Shares Pledged
    ------------         ----------     -----------     ----------------
Sunshine                    1000            100               100%
Biscuits, Inc.


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